										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2016	29.9	30.5	30.6	29.6	29.6
2017	30.0

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2016	20.5	21.1	20.3	22.9	84.8
2017	23.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	417.2	411.8	408.4	431.8	1,669.2	2016	0.3%	-11.2%	-10.1%	-2.2%	-6.0%
2017	466.0					2017	11.7%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	147.0	155.6	137.1	173.2	612.9	2016	-6.7%	6.4%	-5.5%	10.0%	1.1%
2017	162.4					2017	10.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	39.7	39.1	46.2	44.5	169.5	2016	-16.6%	-18.9%	-11.8%	-2.2%	-12.5%
2017	43.8					2017	10.3%

	Revenues - Bolzoni (4)						Revenues - Bolzoni - % change yr. over yr. (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	—	38.9	36.2	40.5	115.6	2016	—	n.m.	n.m.	n.m.	n.m.
2017	41.6					2017	n.m.

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	0.3	0.2	1.4	0.6	2.5	2016	n.m.	n.m.	n.m.	n.m.	n.m.
2017	2.6					2017	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	604.2	645.6	629.3	690.6	2,569.7	2016	-2.9%	-2.0%	-3.5%	7.1%	-0.3%
2017	713.1					2017	18.0%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	97.9	114.0	104.6	111.0	427.5	2016	16.2%	17.7%	16.6%	16.1%	16.6%
2017	126.1					2017	17.7%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	88.2	102.6	99.2	102.6	392.6	2016	14.6%	15.9%	15.8%	14.9%	15.3%
2017	102.7					2017	14.4%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	9.7	11.4	5.4	8.4	34.9	2016	1.6%	1.8%	0.9%	1.2%	1.4%
2017	23.4					2017	3.3%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	0.7	1.3	1.4	1.3	4.7
2017	1.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	0.1	(1.7)	(2.9)	(3.6)	(8.1)
2017	(2.4)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	8.9	11.8	6.9	10.7	38.3	2016	n.m.	29.7%	n.m.	n.m.	n.m.
2017	24.3					2017	25.5%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	10.0	8.3	12.3	12.2	42.8
2017	18.1

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2016	6.9	10.2	11.6	10.4	39.1
2017	10.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	336.7	367.1	365.6	468.6	468.6
2017	387.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	6.6	10.6	11.1	14.4	42.7
2017	6.4

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2016	(18.3)	(4.6)	45.8	(71.8)	(48.9)
2017	102.0

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2016	1.8	(118.0)	(10.3)	(18.6)	(145.1)
2017	(7.1)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(16.5)	(122.6)	35.5	(90.4)	(194.0)
2017	94.9

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2016	(5.1)	36.1	(3.0)	49.9	77.9
2017	(73.6)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	4.7	4.8	4.8	4.9	19.2
2017	4.9

	Total Debt
	Q1	Q2	Q3	Q4	FY
2016	63.0	150.6	152.8	211.2	211.2
2017	143.1

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	495.9	501.4	513.0	470.4	470.4	2016	15.4%	11.9%	9.8%	8.8%	8.8%
2017	498.3					2017	10.3%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	Bolzoni was acquired on April 1, 2016.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2016	29.9	30.5	30.6	29.6	29.6
2017	30.0

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2016	20.5	21.1	20.3	22.9	84.8
2017	23.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	417.2	411.8	408.4	431.8	1,669.2	2016	0.3%	-11.2%	-10.1%	-2.2%	-6.0%
2017	466.0					2017	11.7%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	147.0	155.6	137.1	173.2	612.9	2016	-6.7%	6.4%	-5.5%	10.0%	1.1%
2017	162.4					2017	10.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	39.7	39.1	46.2	44.5	169.5	2016	-16.6%	-18.9%	-11.8%	-2.2%	-12.5%
2017	43.8					2017	10.3%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	603.9	606.5	591.7	649.5	2,451.6	2016	-2.8%	-7.9%	-9.2%	0.8%	-4.8%
2017	672.2					2017	11.3%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	98.5	101.6	95.7	98.7	394.5	2016	16.3%	16.8%	16.2%	15.2%	16.1%
2017	112.9					2017	16.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	82.7	82.6	75.2	79.4	319.9	2016	13.7%	13.6%	12.7%	12.2%	13.0%
2017	82.3					2017	12.2%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	15.8	19.0	20.5	19.3	74.6	2016	2.6%	3.1%	3.5%	3.0%	3.0%
2017	30.6					2017	4.6%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	0.7	0.9	1.2	1.1	3.9
2017	1.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	0.1	(1.7)	(2.9)	(3.4)	(7.9)
2017	(2.3)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	15.0	19.8	22.2	21.6	78.6	2016	9.3%	34.3%	n.m.	16.7%	15.5%
2017	31.6					2017	29.7%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	13.7	13.1	21.9	18.2	66.9
2017	22.3

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2016	6.5	7.0	7.3	7.3	28.1
2017	7.2

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	328.1	319.7	306.7	409.1	409.1
2017	321.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	6.0	9.7	9.5	11.3	36.5
2017	4.9

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2016	(11.6)	11.3	56.0	(73.3)	(17.6)
2017	109.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2016	2.4	(102.7)	(9.0)	(7.4)	(116.7)
2017	(5.8)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(9.2)	(91.4)	47.0	(80.7)	(134.3)
2017	103.9

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2016	(12.3)	(3.3)	(13.4)	37.2	8.2
2017	(81.9)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni (1)
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	—	38.9	36.2	40.5	115.6
2017	41.6

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	—	12.8	9.2	13.7	35.7
2017	13.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2016	—	12.1	11.7	12.0	35.8
2017	11.5

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	—	0.7	(2.5)	1.7	(0.1)
2017	2.3

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2016	—	0.3	(2.7)	1.7	(0.7)
2017	2.2

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2016	—	33.3%	18.5%	n.m.	n.m.
2017	27.3%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	—	0.1	(2.0)	1.6	(0.3)
2017	1.5

(1)	Bolzoni was acquired on April 1, 2016.

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	0.3	0.2	1.4	0.6	2.5
2017	2.6

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(0.6)	(0.4)	(0.3)	(1.4)	(2.7)
2017	(0.6)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2016	5.5	7.9	12.3	11.2	36.9
2017	8.9

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(6.1)	(8.3)	(12.6)	(12.6)	(39.6)
2017	(9.5)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2016	(6.1)	(8.3)	(12.6)	(12.6)	(39.6)
2017	(9.5)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2016	39.3%	41.0%	39.7%	39.7%	39.9%
2017	40.0%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2016	(3.7)	(4.9)	(7.6)	(7.6)	(23.8)
2017	(5.7)